Exhibit 10.18

AMENDMENT

AMENDMENT (the “Amendment”), dated to be effective as of August 23, 2023 (the “Amendment Effective Date”), by and between SPINAL STABILIZATION TECHNOLOGIES, LLC (“Client”), and PROSPECT LIFE SCIENCES (“PLS”).

Recitals:

A. Client and PLS entered into that certain Master Terms and Conditions, dated as of August 2, 2018, and with an effective date of August 23, 2018 (the “Agreement”).

B. Client and PLS desire to amend the Agreement as provided herein.

NOW, THEREFORE, In consideration of the mutual promises and covenants contained in this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments. Section 3.1 of the Agreement is hereby amended and restated in its entirety as follows:

3.1 The term of the Terms will commence on the Effective Date (defined on the signature page hereof) and end eight (8) years thereafter, unless earlier terminated in accordance with this Section.

2. Continuing Effect; No Other Amendments. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement except as expressly stated herein. Except as expressly amended hereby, the provisions of the Agreement are and shall remain in full force and effect in accordance with their terms, and each party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in the Agreement as amended by this Amendment. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.

3. References. From and after the Amendment Effective Date, each reference in the Agreement to “these Terms,” “hereunder,” “hereof” or words of like import referring the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

4. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by facsimile or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

CLIENT:

SPINAL STABILIZATION
TECHNOLOGIES, LLC

By:
Name:	Mark Novotny
Title:	President

PLS:

PROSPECT LIFE SCIENCES

By:	/s/ Jason Morton
Name:	Jason Morton
Title:	CEO/President

Signature Page to Amendment